Exhibit 99.1

CBAK Energy Reports Third Quarter & First Nine Months of 2024 Unaudited Financial Results

DALIAN, China, November 12, 2024 /PRNewswire/ -- CBAK Energy Technology, Inc. (NASDAQ: CBAT) (“CBAK Energy,” or the “Company”) a leading lithium-ion battery manufacturer and electric energy solution provider in China, today reported its unaudited financial results for the third quarter 2024 ended September 30, 2024.

First nine months of 2024 Financial Highlights

●	Net revenues from sales of batteries were $113.9 million, an increase of 18.4% from $96.2 million in the same period of 2023.

-	Net revenues from batteries used in light electric vehicles were $8.2 million, an increase of 95% from $4.2 million in the same period of 2023.

-	Net revenues from batteries used in electric vehicles were $1.0 million, a decrease of 57.1% from $2.4 million in the same period of 2023.

-	Net revenues from residential energy supply & uninterruptible supplies were $104.6 million, an increase of 16.8% from $89.5 million in the same period of 2023.

●	Gross margin for the battery business was 34.3%, an increase of 15.2 percentage points from 19.1% in the same period of 2023.

●	Net income from the battery business was $21.6 million, an increase of 222% from $6.7 million in the same period of 2023.

Zhiguang Hu, Chief Executive Officer of the Company, commented, “We are pleased to report a remarkable 18.4% increase in battery sales revenue during the first nine months of the year, especially given the intense competition within the industry. Our battery business has also delivered an impressive gross margin of 34.6% for the same period, positioning us well ahead of all competitors in the battery manufacturing sector, including internationally recognized industry leaders. Despite broader economic challenges, we have successfully achieved a net income of $21.6 million from our battery operations for the first three quarters of the year. We are proud to present this exceptional performance to our shareholders and investors and remain highly confident in our continued growth for the following quarters in this and next years.”

Jiewei Li, Chief Financial Officer and Secretary of the Board of the Company, added, “As Mr. Hu highlighted, our financial performance for the first three quarters has been exceptionally strong, setting a new benchmark within the industry. While our Dalian facility has continued to generate consistent profits, we are particularly pleased to report that our Nanjing facility—just operating for less than three years with a new battery model—has become profitable as of Q3. The demand and order volumes at the Nanjing plant have far surpassed its current capacity, leading to full-day operations across all production lines. In response to this robust client demand, we have secured procurement agreements with our equipment suppliers and are set to expand the production at our Nanjing Phase II project, adding an additional 2.5 to 3 GWh of capacity by next year.”

Third Quarter of 2024 Financial Results

Net revenues1 were $44.6 million, representing a decrease of 29.7% compared to $63.4 million in the same period of 2023. This decrease in revenues was due to the fact that the Dalian factory had been operating at full capacity since the beginning of the year, which resulted in a one-month suspension for maintenance in the third quarter. In addition to that, Hitrans is facing suboptimal business performance.

Among these revenues, detailed revenues from our battery business are:

Battery Business	2023 Third Quarter	2024 Third Quarter	% Change YoY
Net Revenues ($)	44,327,653	33,461,793	(25)
Gross Profits ($)	11,698,226	7,665,009	(31)
Gross Margin	26.4%	22.9%	-
Net Income ($)	7,770,711	2,035,338	-
Net Revenues from Battery Business on Applications ($)
Electric Vehicles	402,863	333,216	(17)
Light Electric Vehicles	1,114,107	4,913,644	341
Residential Energy Supply & Uninterruptable supplies	42,810,683	28,214,934	(34)
Total	63,441,109	44,628,241	(30)

[1]	Net revenues consist of the Company’s self-operated battery business and Hitrans, which was acquired in 2021, an independently managed raw materials business.

Cost of revenues was $37.7 million, representing a decrease of 26.4% from $51.2 million in the same period of 2023. The decrease in the cost of revenues corresponds to the decrease of net revenues.

Gross profit was $7.0 million, representing a decrease of 43% from $12.2 million in the same period of 2023. Gross margin was 15.6%, compared to 19.3% in the same period of 2023.

Total operating expenses were $7.8 million, representing an increase of 12% from $7.0 million in the same period of 2023.

●	Research and development expenses was $3.4 million, an increase of 36% from $2.5 million in the same period of 2023.

●	Sales and marketing expenses were $1.0 million, a slightly decrease of 8% from $1.1 million in the same period of 2023.

●	General and administrative expenses were $2.8 million, a decrease of 14% from $3.2 million in the same period of 2023.

●	Recover of doubtful accounts was $0.55 million, compared to a provision of doubtful accounts of $0.25 million in the same period of 2023.

Operating loss amounted to $0.83 million, compared to an operating income of $5.3 million in the same period of 2023.

Finance income, net amounted to $40,350, compared to $0.4 million in the same period of 2023.

Change in fair value of warrants was nil, compared to $15,000 in the same period of 2023.

Net loss attributable to shareholders of CBAK Energy was $0.2 million, compared to net income attributable to shareholders of CBAK Energy of $6.3 million in the same period of 2023.

Net income attributable to shareholders of CBAK Energy (after deducting the change in fair value of warrants) was $17,647, compared to a net income of $6.2 million in the same period of 2023, mainly due to the fact that our acquired raw material manufacturing unit, Hitrans, is in net loss.

Basic and diluted income per share were both nil, compared to basic and diluted loss per share of $0.07 in 2023.

First nine months of 2024 Financial Results

Net revenues1 were $151.2 million, representing an increase of 2.0% compared to $148.3 million in the same period of 2023. This increase was primarily attributable to an increase in revenue from the Company’s battery business.

Among these revenues, detailed revenues from our battery business are:

Battery Business	2023 First nine months	2024 First nine months	% Change YoY
Net Revenues ($)	96,163,040	113,897,786	18.4
Gross Profits ($)	18,336,732	39,040,824	109.5
Gross Margin	19.0%	34.3%	-
Net (Loss) Income ($)	6,746,883	21,610,408	-
Net Revenues from Battery Business on Applications ($)
Electric Vehicles	2,358,842	1,012,655	-57.0
Light Electric Vehicles	4,230,066	8,249,437	95.0
Residential Energy Supply & Uninterruptable supplies	89,574,132	104,635,694	16.8
Total	96,163,040	113,897,786	18.4

[1]	Net revenues consist of the Company’s self-operated battery business and Hitrans, which was acquired in 2021, an independently managed raw materials business.

Cost of revenues was $112.8 million, representing a decrease of 12.7% from $129.2 million in the same period of 2023. The decrease in the cost of revenues corresponds to theCompany’s higher gross profit from the battery business.

Gross profit was $38.5 million, representing an increase of 102.0% from $19.0 million in the same period of 2023. Gross margin was 25.4%, compared to 12.8% in the same period of 2023.

Total operating expenses were $23.1 million, representing an increase of 13.1% from $20.4 million in the same period of 2023.

●	Research and development expenses were $9.2 million, an increase of 14.9% from $8.0 million in the same period of 2023.

●	Sales and marketing expenses were $4.1 million, an increase of 46.9% from $2.8 million in the same period of 2023.

●	General and administrative expenses were $10.0 million, an increase of 7.5% from $9.3 million in the same period of 2023.

●	Recovery of doubtful accounts was $0.2 million, compared to a provision for doubtful accounts of $0.3 million in the same period of 2023.

Operating income amounted to $15.4 million, compared to an operating loss of $1.4 million in the same period of 2023.

Finance income, net amounted to $0.6, compared to $0.2 million finance expenses in the same period of 2023.

Change in fair value of warrants was nil, compared to $0.14 million in the same period of 2023.

Net income attributable to shareholders of CBAK Energy was $16.3 million, compared to net income attributable to shareholders of CBAK Energy of $2.3 million in the same period of 2023.

Net income attributable to shareholders of CBAK Energy (after deducting the change in fair value of warrants) was $16.3 million, compared to a net income of $2.1 million in the same period of 2023, mainly due to the strong performance of our battery business.

Basic and diluted income per share were both $0.18, compared to basic and diluted loss per share of $0.03 in 2023.

Conference Call

CBAK Energy’s management will host an earnings conference call at 8:00 AM U.S. Eastern Time on Tuesday, November 12, 2024 (9:00 PM Beijing/Hong Kong Time on November 12, 2024).

For participants who wish to join our call online, please visit: https://edge.media-server.com/mmc/p/sepoc69g

Participants who plan to ask questions during the call will need to register at least 15 minutes prior to the scheduled call start time using the link provided below. Upon registration, participants will receive the conference call access information, including dial-in numbers, a unique pin, and an email with detailed instructions.

Participant Online Registration: https://register.vevent.com/register/BI35d99553511e4d63bffc9c7d4409bcec

Once completing the registration, please dial-in at least 10 minutes before the scheduled start time of the conference call and enter the personal pin as instructed to connect to the call.

A replay of the conference call may be accessed within seven days after the conclusion of the live call at the following website: https://edge.media-server.com/mmc/p/sepoc69g

The earnings release and the link for the replay are available at ir.cbak.com.cn.

About CBAK Energy

CBAK Energy Technology, Inc. (NASDAQ: CBAT) is a leading high-tech enterprise in China engaged in the development, manufacturing, and sales of new energy high power lithium and sodium batteries, as well as the production of raw materials for use in manufacturing high power lithium batteries. The applications of the Company’s products and solutions include electric vehicles, light electric vehicles, energy storage and other high-power applications. In January 2006, CBAK Energy became the first lithium battery manufacturer in China listed on the Nasdaq Stock Market. CBAK Energy has multiple operating subsidiaries in Dalian, Nanjing, Shaoxing and Shangqiu, as well as a large-scale R&D and production base in Dalian.

For more information, please visit ir.cbak.com.cn.

Safe Harbor Statement

This press release contains “forward-looking statements” that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Our actual results may differ materially or perhaps significantly from those discussed herein, or implied by, these forward-looking statements.

Any forward-looking statements contained in this press release are only estimates or predictions of future events based on information currently available to our management and management’s current beliefs about the potential outcome of future events. Whether these future events will occur as management anticipates, whether we will achieve our business objectives, and whether our revenues, operating results, or financial condition will improve in future periods are subject to numerous risks. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: significant legal and operational risks associated with having substantially all of our business operations in China, that the Chinese government may exercise significant oversight and discretion over the conduct of our business and may intervene in or influence our operations at any time, which could result in a material change in our operations and/or the value of our securities or could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless, the effects of the global Covid-19 pandemic or other health epidemics, changes in domestic and foreign laws, regulations and taxes, the volatility of the securities markets; and other risks including, but not limited to, the ability of the Company to meet its contractual obligations, the uncertain markets for the Company’s products and business, macroeconomic, technological, regulatory, or other factors affecting the profitability of our products and solutions that we discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K as well as in our other reports filed or furnished from time to time with the SEC. You should read these factors and the other cautionary statements made in this press release. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

For further inquiries, please contact:

In China:

CBAK Energy Technology, Inc.
Investor Relations Department
Email: ir@cbak.com.cn

CBAK Energy Technology, Inc. and Subsidiaries

Condensed consolidated Balance Sheets

As of December 31, 2023 and September 30, 2024

(Unaudited)

(In US$ except for number of shares)

	December 31, 2023	September 30, 2024
		(Unaudited)
Assets
Current assets
Cash and cash equivalents	$4,643,267	$10,448,362
Pledged deposits	54,179,549	37,415,946
Short-term deposits	-	13,788,170
Trade and bills receivable, net	28,653,047	34,910,784
Inventories	33,413,422	23,938,925
Prepayments and other receivables	7,459,254	9,950,350
Receivables from a former subsidiary, net	74,946	7,580
Total current assets	128,423,485	130,460,117

Property, plant and equipment, net	91,628,832	89,365,457
Construction in progress	37,797,862	38,993,618
Long-term investments, net	2,565,005	2,336,537
Prepaid land use rights	11,712,704	11,601,078
Intangible assets, net	841,360	507,113
Deposit paid for acquisition of long-term investments	7,101,492	16,500,192
Operating lease right-of-use assets, net	1,084,520	3,713,242
Total assets	$281,155,260	$293,477,354

Liabilities
Current liabilities
Trade and bills payable	$82,429,575	$89,773,942
Short-term bank borrowings	32,587,676	25,708,098
Other short-term loans	339,552	337,147
Accrued expenses and other payables	41,992,540	35,144,908
Payables to a former subsidiary, net	411,111	407,560
Deferred government grants, current	375,375	499,861
Product warranty provisions	23,870	17,099
Operating lease liability, current	691,992	1,527,829
Finance lease liability, current	1,643,864	762,694
Income tax payable	-	343,856
Total current liabilities	160,495,555	154,522,994

Deferred government grants, non-current	6,203,488	5,778,875
Product warranty provisions	522,574	410,350
Operating lease liability, non-current	475,302	2,683,772
Total liabilities	167,696,919	163,395,991

Commitments and contingencies

Shareholders’ equity
Common stock $0.001 par value; 500,000,000 authorized; 90,063,396 issued and 89,919,190 outstanding as of December 31, 2023 and 90,083,396 issued and 89,919,190 outstanding as of September 30, 2024	90,063	90,083
Donated shares	14,101,689	14,101,689
Additional paid-in capital	247,465,817	247,732,612
Statutory reserves	1,230,511	1,230,511
Accumulated deficit	(134,395,762)	(118,096,203)
Accumulated other comprehensive loss	(11,601,403)	(10,127,774)
	116,890,915	134,930,918
Less: Treasury shares	(4,066,610)	(4,066,610)
Total shareholders’ equity	112,824,305	130,864,308
Non-controlling interests	634,036	(782,945)
Total equity	113,458,341	130,081,363
Total liabilities and shareholder’s equity	$281,155,260	$293,477,354

 CBAK Energy Technology, Inc. and Subsidiaries

Condensed consolidated Statements of Operations and Comprehensive Income (Loss)

For the three and nine months ended September 30, 2023 and 2024

(Unaudited)

(In US$ except for number of shares)

	Three months ended September 30,		Nine months ended September 30,
	2023	2024	2023	2024
Net revenues	$63,441,109	$44,628,241	$148,258,680	$151,243,718
Cost of revenues	(51,192,531)	(37,673,684)	(129,219,716)	(112,780,088)
Gross profit	12,248,578	6,954,557	19,038,964	38,463,630
Operating expenses:
Research and development expenses	(2,577,714)	(3,434,351)	(8,013,760)	(9,205,378)
Sales and marketing expenses	(1,116,377)	(1,022,549)	(2,800,969)	(4,114,954)
General and administrative expenses	(3,240,770)	(2,779,519)	(9,302,798)	(10,002,040)
(Provision for) recovery of doubtful accounts	(24,623)	(546,011)	(286,283)	241,332
Total operating expenses	(6,959,484)	(7,782,430)	(20,403,810)	(23,081,040)
Operating income (loss)	5,289,094	(827,873)	(1,364,846)	15,382,590
Finance (expense) income, net	(447,031)	(40,350)	(189,248)	658,034
Other income, net	601,654	521,916	1,022,907	1,031,329
Gain on disposal of equity investee	-	55	-	26,967
Change in fair value of warrants	15,000	-	136,000	-
Income (loss) before income tax	5,458,717	(346,252)	(395,187)	17,098,920
Income tax credit (expenses)	305,431	(339,287)	1,015,626	(2,188,800)
Net income (loss)	5,764,148	(685,539)	620,439	14,910,120
Less: Net loss attributable to non-controlling interest	570,644	703,186	1,699,008	1,389,439
Net income (loss) attributable to CBAK Energy Technology, Inc.	$6,334,792	$17,647	$2,319,447	$16,299,559

Net income (loss)	5,764,148	(685,539)	620,439	14,910,120
Other comprehensive loss
– Foreign currency translation adjustment	(515,279)	4,181,904	(6,405,609)	1,446,087
Comprehensive (loss) income	5,248,869	3,496,365	(5,785,170)	16,356,207
Less: Comprehensive (loss) income attributable to non-controlling interest	553,874	719,587	1,927,515	1,416,981
Comprehensive (loss) income attributable to CBAK Energy Technology, Inc.	$5,802,743	$4,215,952	$(3,857,655)	$17,773,188

Income (loss) per share
– Basic	$0.07	$0.00	$0.03	$0.18
– Diluted	$0.07	$0.00	$0.03	$0.18

Weighted average number of shares of common stock:
– Basic	89,473,026	89,931,617	89,171,988	89,929,477
– Diluted	89,904,319	90,229,849	89,582,401	90,267,431